UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2014

SQUARE 1 FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36372	20-1872698
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

406 Blackwell Street, Suite 240, Durham, North Carolina	27701
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 355-0468
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Beginning July 29, 2014, Square 1 Financial, Inc. (the “Company”) will make available and distribute to analysts and investors a slide presentation that includes information regarding the Company’s business model and its latest financial results for the second quarter of 2014. The presentation materials, substantially in the form expected to be made available and distributed, will be posted to the Company’s website on July 29, 2014. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1. The information contained in this report and in the exhibit hereto is intended to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Presentation Materials

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Square 1 Financial, Inc.

Date:	July 29, 2014	By:	/s/ Douglas H. Bowers
Douglas H. Bowers President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1*	Presentation Materials

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.